UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2007

MarineMax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida		33764
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	727-531-1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 11, 2008, MarineMax, Inc. issued a press release announcing its results of operations for the fourth fiscal quarter and year ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Report of Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of MarineMax, Inc. dated November 11, 2008, reporting the financial results for the fourth fiscal quarter and year ended September 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

November 13, 2007	By:	/s/ Michael H. McLamb

Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of MarineMax, Inc. dated November 11, 2008, reporting the financial results for the fourth fiscal quarter and year ended September 30, 2008.